Significant Accounting Policies (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Components of other comprehensive income and the related tax effects
Unrealized holding gains (losses) on available for sale securities	$ 232	$ (82)
Reclassification adjustment for gains realized in net income	(166)	(12)
Net Unrealized Gains (Losses)	66	(94)
Tax effect	(23)	30
Net of Tax Amount	$ 43	$ (64)